UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21260

CM Advisors Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Bo J. Howell, Esq.

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(512) 329-0050

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CM Advisors Family of Funds

Annual Report 2017

CM Advisors Fund

CM Advisors Small Cap Value Fund

CM Advisors Fixed Income Fund

February 28, 2017

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited)	April 26, 2017

During the fiscal year that ended February 28, 2017, the CM Advisors Family of Funds (the “Funds”) outperformed their benchmarks. This was a welcomed turnaround from the previous fiscal year, whether measured against their respective benchmarks, peer groups, or on an absolute performance basis. Investments in the energy and industrial sectors that weighed on the performance for all three series of CM Advisors Family of Funds the previous fiscal year, played important roles in the turnaround and outperformances this fiscal year. Given that our Fund complex has such a large exposure to the energy sector, and the fact that so many of our industrial sector stocks and bonds are tied to energy in some way, shape, or form, we believe it is appropriate to provide shareholders with a more detailed look at our energy investment thesis.

CM Advisors Energy Sector Overview

Our investment in energy is based on our belief that, on a world-wide basis, the combination of declining oil production, strong and rising demand, tighter than forecast surplus, and little to no spare capacity, leaves the world headed towards what could be a significant oil supply shortage in the not-too-distant future. While we were early with our investments into energy starting around mid-2014 and 2015, we believe that the supply and demand for oil is roughly in balance on a global basis, and that supply shortages will eventually drive oil prices higher. When this happens, we believe the prices of many energy-related companies will appreciate.

Chart 1 below shows that the world currently produces roughly 95 million barrels of oil per day. Due to the natural depletion rates from existing wells, we believe the current 95 million barrels of production per day will likely be reduced to roughly 85 million barrels over the next five years. In other words, if world-wide production remains static, we believe current production will likely decline by 15 million barrels per day over the next five years.

Chart 1

But this does not address growing demand. According to the International Energy Agency (IEA), demand will grow by 1.4 million barrels in 2017. However, based on its history, the IEA significantly underestimates demand. To be conservative, let’s figure that the world will need an additional one million barrels of new oil production per day, annually (400,000 less than is currently projected), for each of the next five years. This means that growing demand should account for the need of another 5 million barrels of oil per day, annually, by 2020.

When we put it all together, we estimate the world will need:

15	Million barrels needed to replace declining well production from existing wells
+ 5	+ Million barrels needed to meet demand
= 20	= Million barrels of new oil will need to be found and produced by 2020

Source: Century Management and Halliburton

When you consider that Saudi Arabia produces roughly 10 million barrels of oil per day, the math above suggests the world will need to find and produce the equivalent production of two Saudi Arabia’s! Stated another way, Saudi Arabia, Russia and the U.S. each produce roughly 10 million barrels of oil per day. Holding all other producers constant, these three countries would need to increase their production by approximately 66% in order to cover the 20 million barrels of new supply that is likely going to be required by 2020. In our opinion, there is no way this is going to be accomplished at $50 oil.

Importantly, none of this would be a problem if OPEC had significant excess oil laying around or excess capacity to produce it. Chart 2 shows the spare capacity of OPEC. In the mid-1980’s, OPEC had roughly 25% of the world’s oil demand available in excess capacity that they held in reserve off the market. Then, when they decided to put their massive reserves onto the world market, they drove oil prices significantly lower and in-turn caused many bankruptcies and hard times for the oil industry. What’s different today is that there is not a lot of spare capacity in OPEC and therefore no safety buffer as we had in the past.

Chart 2

Source: Cornerstone Analytics

Definition: The U.S. Energy Information Administration (EIA) defines spare capacity as the volume of production that can be brought on to the market within 30 days and sustained for at least 90 days.

According to Bloomberg, since the beginning of 2016 through March 2017, West Texas Intermediate Crude has ranged in price between a low of $26.21 and a high of $54.45 per barrel. From our perspective, we believe the market is pricing oil as if there is plenty of capacity. Part of this confidence stems from the consensus view that U.S. shale production can be increased significantly with the “flip-of-a-switch.” In our opinion, this hypothesis is a mistake.

Chart 3 provides a 15-year outlook for U.S. shale production according to the U.S. Energy Information Administration Annual Energy Outlook 2017 report that was published in January 2017. While it forecasts shale production reaching new peaks over the next 15 years, these new peaks are not projected to keep up with the current growth in demand. In other words, while the EIA report showed that shale at 4.9 million barrels of annual daily production in 2015 represented 52% of total U.S. production, they only estimate that it will increase to roughly 60% of total U.S. production into the future. Bottom line, while important, U.S. shale alone will not likely produce enough oil to keep up with global demand.

Chart 3

Source: Table 14 - Oil and Gas Supply from the EIA’s Annual Energy Outlook 2017 (#AEO2017).
Outlook report dated January 5, 2017. Data publishes semi-annually. <www.eia.gov/aeo>.

We believe that developing what is referred to as the “marginal” barrel of oil (i.e. those last barrels of oil required to meet world-wide demand) will require much higher oil prices than what we have today. To quote IHS Markit, a global research firm with leading expertise in the energy industry: “The price of oil remains linked in the long term to the cost of ‘marginal’ sources of supply to ensure that sufficient supply is developed to meet world oil demand. IHS expects the cost of oil from some higher-cost sources to remain closer to $100/bbl than $50/bbl in real (constant 2014 dollar) terms in the next decade.” We, too, believe that oil prices need to be well above current levels to justify investment in expensive, long-cycle oil production projects, most of which will likely come from offshore, in order to meet the current trends in demand growth and replace the depreciation from existing fields.

Chart 4 shows our breakdown of the full cycle breakeven prices for various oil basins. Of the current 95 million barrels of production required to meet the current level of demand, our research approximates that 80 million barrels can be produced at sources with costs of $60 or less. The remaining 15 million barrels and any future demand growth will likely need to be produced from more expensive oil such as deepwater, ethanol, oil sands, and heavy oil.

A portion of this higher cost oil has breakeven levels below $60 per barrel, and in some cases even as low as $35 to $40 per barrel. High grading (allocating capital to their highest return assets), technological efficiencies, cost reductions, and higher production per well, are pushing breakeven price levels lower.

Still, if we look out over the next few years with the idea of needing to replace 20 million barrels of oil, on a global basis, caused by the depletion from existing wells and future demand growth, we believe that the most expensive oil, on average, will exceed $70 per barrel. This last incremental barrel of production will inevitably set the price of oil over the long term and is the basis of our expectation that oil prices will rise.

Chart 4

MB/D = million barrels per day. B/E = breakeven. Source: HIS Markit and Century Management

On the demand side of the equation, the International Energy Agency (IEA) is one of the leading sources of information from where the consensus view derives their demand figures on oil. However, we have some reservations and concerns with the data they report, as the IEA has been underestimating demand for years. Charts 5 and 6 show this underestimation. Here are our four main takeaways when it comes to actual oil demand and the IEA reported:

1)	Demand continues to increase approximately 1 to 2 million barrels per day.

2)

Due to the politics involved in the “plug” number that is used in the IEA forecast versus actual demand numbers, they continue to underestimate demand, which in turn can give a false confidence that enough oil can be produced at lower prices to meet demand.

3)

Each year when the IEA goes back and revises their numbers higher, they do not publish their revisions in a press release, nor is it footnoted in their statistics. You just have to know to look for it.

4)	Bottom line, we believe demand for oil remains strong and is rising.

Chart 5

Source: International Energy Agency, CM Fund Advisors

Chart 6

Source: International Energy Agency, CM Fund Advisors

The IEA has a process of annually revising its previously published estimates of supply and demand figures. We have analyzed these annual revisions going back to 1997 and found that the IEA has consistently underestimated oil demand every year (see Chart 7). On average, the IEA has been forced to revise their historical demand figures upwards by an average of 800,000 barrels per day annually. Supply estimate revisions have proven more accurate with average revisions of just 130,000 barrels per day annually. The net result has been a consistent annual overestimation of surpluses or underestimation of deficits. In other words, historical oil balances have been much tighter than original estimates have suggested.

Chart 7

Source: CM Fund Advisors

Nowadays, market watchers scrutinize the Department of Energy’s weekly U.S. crude inventory changes. Currently, it is trending down after receiving and processing a record level of imports from OPEC in anticipation of their agreed upon cuts, as well as working through the seasonal lows as refineries get ready for the summer driving season. But the bigger picture, which we believe is lost in the consensus view, is that global petroleum inventories have been declining since July of 2016, and we believe this will continue throughout 2017.

Separately, OPEC’s stated goal is to bring global inventories down to the 2.7 billion barrel mark. We believe this storage level will be reached sometime in Q3-17, which means the odds are we will see OPEC extend its production cut quotas past their May 25, 2017 meeting. We believe these lower inventory levels will be very supportive of higher oil prices as the year continues, which in turn will likely drive the prices of our energy holdings, as well as some of our industrial positions, higher. See Charts 8 and 9.

Chart 8

Source: Cornerstone Analytics

Chart 9

Source: Cornerstone Analytics

We believe many stocks in the energy sector still trade at very cheap levels relative to history and that most represented good values as of the Fund’s fiscal year-end. While we expect many of the larger energy companies to perform well over the next year or two, we also believe the greatest opportunity is likely to come from many of the smaller energy companies. With that said, the smaller companies will likely be more volatile.

Chart 10

CM Fund Advisors Energy Thesis Summary:

✓	Oil demand is stronger than expected and getting stronger.

✓	In a huge surprise to consensus, Q4-2016 demand out-stripped supply by 72 million barrels (800,000 b/d x 90 days).

✓	This occurred while OPEC produced at record levels ahead of their January 2017 production cuts.

✓	OPEC compliance is running at roughly 90%.

✓	Global oil inventories are now dropping rapidly. At this pace, we will likely be down to 2.7 to 2.8 billion barrels of inventory in 6 months.

✓	Over the next year or two, we believe oil is headed towards its marginal cost, which we believe is over $70 per barrel.

Source: EIA, Century Management

CM Advisors Fund (symbol: CMAFX)

For the period ended February 28, 2017, Table 1 highlights the performance for the CM Advisors Fund (the “Fund” or “CMAFX”) versus its benchmark, the Russell 3000® Value Index (referred to hereafter as the “Index” or “Benchmark”).

Table 1: Performance

Ended February 28, 2017	CM Advisors Fund	Russell 3000® Value Index
1 Year	42.62%	30.02%
3 Years	-1.78%	9.77%
5 Years	4.11%	13.97%
10 Years	1.25%	6.21%
Percentages shown are annualized. CM Advisors Fund is shown net of fees. Source: Century Management and APX

As an all-cap fund, we invest in companies across the market capitalization spectrum. For purposes of this Fund, we consider various cap sizes as follows: large cap = $10 billion market cap and up; mid cap = $3 billion to $10 billion market cap; and small cap = $3 billion market cap and less. Over time, the Fund’s weighting within each cap size will vary based on the valuation levels of stocks across the various market capitalizations. Additionally, the Fund’s total equity exposure will vary based on equity valuation levels in general.

Table 2 shows the change in the Fund’s allocation between cash and equities, as well as market-cap weightings within the equity holdings. For the third year in a row, the Fund’s exposure to small-cap stocks has increased, and at the end of the fiscal year represented 61.15% of the Fund’s equity exposure. Also, for a third year in a row, exposure to large-cap stocks has decreased, with large-cap stocks representing 21.90% of the Fund’s equity exposure at fiscal year-end.

Table 2: CMAFX Weightings & Market-Cap Analysis

	Weightings		Market-Cap Analysis
Date	% Cash	% Equities	% Large-Cap	% Mid-Cap	% Small-Cap
02/28/2017	1.34	98.66	21.90	16.95	61.15
02/29/2016	0.84	99.16	35.63	12.96	51.41
02/28/2015	9.53	90.47	32.95	29.65	37.40

Note: The Fund’s fiscal year covers the period 3/01/2016 through 2/28/2017. Source: Bloomberg. The market-cap analysis percentages exclude the cash weighting of the Fund. Percentages have been rounded.

At the end of the fiscal year, the median weighted market capitalization of the Fund was $1.65 billion versus the Benchmark capitalization of $53.6 billion, which is more than 32 times larger. Table 3 highlights just how over-weighted, at 80.74%, the Russell 3000® Value Index is to large-cap stocks and how under-weighted, at just 6.63%, it is to small-cap stocks. The Fund, while more evenly weighted across market caps when compared to the Benchmark, does have a small-cap bias as of fiscal year-end with just over 61% of its assets in the small-cap space.

During the fiscal year, small-cap stocks generally performed better than large-cap stocks. For example, for the one-year ended February 28, 2017, the Russell 1000 Value® Index (i.e. large-cap stocks) had a return of 29.13% versus the Russell 2000 Value® Index (i.e. small-cap stocks) of 41.29%.

Accordingly, with smaller companies outperforming larger companies during our fiscal year, the Fund’s heavier weighting to stocks outside the large-cap space contributed to the Fund’s outperformance of its Benchmark. With that said, all of the changes in asset allocation have been made in an attempt to identify what we believe to be the most attractive equity opportunities with a reasonable margin of safety.

Table 3 – CMAFX vs. Russell 3000® Value Index

02/28/17	Weightings		Market-Cap Analysis
Date	% Cash	% Equities	% Large-Cap	% Mid-Cap	% Small-Cap
CMAFX	1.3	98.7	21.90	16.95	61.15
Russell 3000® Value Index	0.0	100.0	80.74	12.63	6.63
Note: The Fund’s fiscal year covers the period 3/01/2016 through 2/28/2017. Source: Bloomberg

While the Fund had a strong absolute performance this past fiscal year and outperformed its Benchmark, we continue to believe we are holding many good values. Table 4 highlights that in six out of the seven ratios shown, CMAFX was holding a basket of more statistically compelling values than its Benchmark at fiscal year-end. Moreover, we continue to believe that most of the companies held in the Fund have not yet realized what we believe to be their full potential and that most of them should continue to be accretive to the Fund’s total return over the next year or two.

Table 4 – Valuation Ratios

As of February 28, 2017

Ratios	CMAFX	Russell 3000® Value Index
Price to Sales	0.91	1.71
Enterprise Value to Sales	1.25	1.92
Price to Earnings (Trailing)	15.23	19.24
Price to Earnings (FY1)	20.87	16.74
Price to Book Value	1.13	1.94
Price to Cash Flow	7.09	10.32
Price to Free Cash Flow	11.55	14.71
Low ratios suggest cheaper values. Source: Bloomberg. Ratios are using the harmonic average.

During the fiscal year, we added nine new names to the Fund’s list of holdings. On Table 5, you can see that while we increased the total number of holdings from the previous year, the average weighting and the percentage invested in the largest 25 holdings was little changed from the previous year-end. Importantly, the 15 smallest positions in the

Fund represent approximately 7% of total Fund assets. Though some new albeit smaller weighted positions were added, we continue to believe our concentration in the Fund’s top 25 holdings will help us to produce better results for shareholders.

Table 5 – Portfolio Construction Statistics

CMAFX	Total Portfolio			Top 25 Holdings
Date	Number of Stocks	Average Weighting	% in Equities	Number of Stocks	Average Weighting	% in Equities
2/28/2017	49	2.0%	98.7%	25	3.2%	80.3%
2/29/2016	40	2.5%	99.1%	25	3.3%	82.6%
2/28/2015	91	1.0%	91.0%	25	2.4%	61.2%
Note: The Fund’s fiscal year covers the period 3/01/2016 through 2/28/2017. Source: APX and Century Management.

The Fund outperformed the Benchmark during this fiscal year primarily due to its holdings in the energy and industrials sectors. Importantly, we continue to believe our current over-weighting to these sectors will make a positive difference going forward. Table 6 highlights the Fund’s complete average sector weighting during the fiscal year, as well as each sector’s contribution to the total return. It also compares these same metrics for the Benchmark. Of note, during the fiscal year, the Benchmark broke out real estate into its own sector from the financial sector. However, when you combine real estate and finance back together, the Benchmark had a combined average weighting of 30.41% versus 19.91% for the Fund. The reason the Fund is allocated this way is that we currently believe our holdings in the energy and industrials sectors hold better values and reward-to-risk characteristics than many of the holdings in the real estate and financial sectors.

Table 6 – Attribution Analysis

3/1/16 through 2/28/17	CM Advisors Fund		Russell 3000® Value Index
Economic Sector	Average Weighting	Contribution to Return	Average Weighting	Contribution to Return
Energy	27.67%	19.10%	12.60%	3.40%
Industrials	17.77%	12.82%	10.04%	3.31%
Financials	16.02%	5.62%	24.97%	11.29%
Materials	16.29%	4.19%	3.00%	1.27%
Consumer Discretionary	8.49%	2.51%	5.07%	0.85%
Consumer Staples	0.01%	0.00%	7.77%	1.29%
Cash	1.14%	0.00%	0.00%	0.00%
Utilities	0.00%	0.00%	6.58%	1.20%
Telecommunication	0.00%	0.00%	3.25%	0.38%
Health Care	3.62%	0.07%	10.95%	2.18%
Real Estate	3.89%	0.27%	5.44%	1.17%
Information Technology	5.10%	-0.38%	10.34%	3.63%
Source: Bloomberg. Numbers have been rounded. Sorted by Contribution to Return for CM Advisors Fund.

The Most Significant Sector Differences:

Energy: The Fund’s 15 holdings in the energy sector combined to be the Fund’s top performing sector during the fiscal year. During the fiscal year, the average weighting in the energy sector for the Fund was 27.67% versus 12.60% for the Benchmark. Collectively, over the fiscal year, the Fund’s energy holdings contributed 19.10% to the Fund’s total return, while the energy holdings in the Benchmark contributed 3.40%. Table 7 shows how the Fund was allocated within the energy sector at the end of the fiscal year.

Table 7: CMAFX Industry Holdings Within the Energy Sector During the Fiscal Year

As of February 28, 2017	Number of Holdings in Industry at Fiscal End	Avg. Weighting During Fiscal Year	Contribution to Fund Total Return
Drillers	4	7.32%	8.03%
Equipment & Services	6	9.77%	4.51%
Exploration & Production	4	9.07%	4.45%
Coal	1	1.51%	2.11%
Source: Bloomberg. Numbers have been rounded. Table sorted by contribution to return.

The energy sector was discussed in more detail earlier in this letter, so we won’t spend too much time here. But we do want to point out that while we were early to invest in this sector back in late 2014 and during 2015, we believe our energy thesis is in the early stages of being realized as can be seen in the 2017 fiscal year-ended performance. As mentioned in the detailed energy narrative at the beginning of this letter, we believe supply and demand dynamics on a global basis are close to being in balance and we expect there to be a supply deficit by calendar year-end 2017. While prices and valuation levels are up from their lows, we continue to be very optimistic on the basket of energy-related holdings in the Fund.

Industrials: During the fiscal year, the industrial sector was the Fund’s second best performing sector, adding 12.83% to the Fund’s total return versus the 3.31% for the Benchmark. During the fiscal year, the Fund had an average weighting of 17.77% versus 10.04% for the Benchmark. Table 8 highlights the Fund’s industrials sector holdings which are spread across five sub-industries. We estimate that roughly 25% to 30% of the collective sales generated from the Fund’s industrial holdings are tied to either the energy or materials sectors, or both. This is one of the main reasons we believe our weighting to the industrials sector performed well during this fiscal year and why we believe the holdings in this sector continue to offer many good values.

Table 8: CMAFX Industry Holdings Within the Industrials Sector During the Fiscal Year

As of February 29, 2016	Number of Holdings in Industry at Fiscal End	Avg. Weighting During Fiscal Year	Contribution to Fund Total Return
Industrial Machinery	2	8.02%	6.01%
Construction & Engineering	2	6.71%	5.44%
Electrical Components & Equipment	2	1.92%	1.07%
Construction Machinery & Heavy Trucks	1	0.30%	0.21%
Industrial Conglomerates	1	0.82%	0.10%
Source: Bloomberg. Numbers have been rounded. Table sorted by contribution to return.

Financials: The Fund averaged 16.02% invested in the financial sector this past year compared to the Benchmark that averaged 24.97%. This was by far the Benchmark’s largest average sector weighting during the fiscal year. If you add back in the real estate sector, which was broken out from the financial sector during the fiscal year, the Benchmark’s combined financial and real estate sectors had an average weighting of 30.41% versus 19.91% for the Fund.

Table 9: CMAFX Industry Holdings Within the Financial Sector During the Fiscal Year

As of February 28, 2017	Number of Holdings in Industry at Fiscal End	Avg. Weighting During Fiscal Year	Contribution to Fund Total Return
Multi-Sector Holdings	3	6.48%	2.79%
Diversified Banks	1	5.02%	1.65%
Reinsurance	1	3.11%	0.83%
Property & Casualty Insurance	1	0.04%	0.02%
Source: Bloomberg. Numbers have been rounded. Table sorted by contribution to return.

We find it important to inform shareholders that we do not foresee the Fund having anywhere near the weighting in the financials or real estate sectors relative to that of the Benchmark, so long as the Benchmark’s weighting remains at such elevated levels. With that said, during the fiscal year, the Benchmark’s financial stocks performed better than the Fund’s financial holdings on both an absolute and relative basis.

With interest rates starting to rise, the net interest margins earned by many financial firms are likely to begin to increase. This should bode well for many financial companies. The main issue we have with expanding our weighting to this sector at this time is that many securities in the financial sector are not currently selling cheap enough to meet our disciplined buy criteria. Therefore, we expect our weighting to this sector to continue to be at or around its fiscal year-end level for some time.

Materials: The Fund ended the fiscal year with 5 holdings in the materials sector. The average weighting in the materials sector for the Fund during the fiscal year was 16.29% versus 3.00% for the Benchmark. Collectively, during the fiscal year, the Fund’s materials holdings contributed 4.19% to the Fund’s total return, while the materials holdings in the Benchmark contributed 1.27% to its total return. Table 7 shows how the Fund was allocated within the materials sector this fiscal year.

Table 10: CMAFX Industry Holdings Within the Materials Sector During the Fiscal Year

As of February 28, 2017	Number of Holdings in Industry at Fiscal End	Avg. Weighting During Fiscal Year	Contribution to Fund Total Return
Gold Miners	4	11.99%	2.12%
Steel	1	4.30%	2.07%
Source: Bloomberg. Numbers have been rounded. Table sorted by contribution to return.

The largest weighting in the materials sector is gold. In an environment of $1,100 to $1,300 gold (closing price for gold on 2/28/17 per Bloomberg was $1,253.90), we believe that the Fund’s holdings in this sector are still trading well below our appraisals of their fair values (the mid-point between our buy and sell point). Moreover, we believe many of these companies still have solid upside from their current price levels without any material change in the spot price of gold.

The second largest weighting in this sector is steel. This was represented by the Fund’s ownership in one company. We believe this holding is increasing its sales, improving margins, and now appears to have the wind at its back. With that said, we still believe it is trading well below our appraisals of its intrinsic values and expect to hold this company for the foreseeable future.

Information Technology: The Fund averaged 2.10% invested in the technology sector this past fiscal year compared to the Benchmark’s average weighting of 10.34%. This was the Benchmark’s fourth highest average sector weighting during the fiscal year. As shown on Table 6, this was the only sector where the Fund had an absolute negative performance. Overall, according to Bloomberg, the Fund’s performance in this sector during the fiscal year was -0.38% versus 3.63% for the Benchmark. While the Fund was over-weight the technology consulting and services sub-industry, the Fund was under-weight the other sub-industries in this sector. Overall, we did not find many companies within this sector during the fiscal year that we believed were selling at prices that met our investment parameters. We attribute the Fund’s under-weighting in this sector relative to the Benchmark as the primary reason for the Fund’s relative underperformance in this sector during the fiscal year.

Health Care: The Fund averaged 3.62% invested in the health care sector this past year compared to the Benchmark that averaged 10.95%. This was the Benchmark’s third highest average sector weighting during the fiscal year. Within the health care sector, the Fund was primarily invested in the health care distributors sub-industry. According to Bloomberg, the Fund marginally outperformed the Benchmark in this sub-industry by 0.25% during the fiscal year. However, because the Fund was under-weight the remaining sub-industries within the health care sector, and the sector as a whole averaged more than 2% during the fiscal year (see Table 6), we believe it was the Fund’s lower investment in this sector that was the primary reason this sector detracted from the Fund’s relative underperformance to its Benchmark during the fiscal year. According to Bloomberg, the Fund’s performance during the fiscal year in the health care sector was 0.07% versus 2.18% for the Benchmark.

CM Advisors Small Cap Fund (symbol: CMOVX)

For the period ended February 28, 2017, the one-year return for the CM Advisors Small Cap Value Fund (the “Fund”) was 52.33% versus 41.29% for its benchmark, the Russell 2000® Value Index (referred to hereafter as the “Index” or “Benchmark”). The three-year average annualized return for the Fund was -1.69% versus 8.37% for the Index. From inception (April 15, 2011) through February 28, 2017, the annualized return for the Fund was 5.14% versus 10.83% for the Index.

During the fiscal year, the Fund continued to be over-weighted in stocks with a market cap of $500 million or less relative to the Benchmark. By contrast, the Benchmark remained over-weighted in stocks with a market cap above $1 billion. To highlight the Fund’s commitment to the smaller side of small-cap stocks, at fiscal year-end, the Fund had a median market cap of $395 million, which was 3.6 times smaller than the Benchmark’s median market cap of $1.89 billion. Over time, the Fund’s weighting within the small-cap universe will change as we are focused on where we can find the best values, not the size of the company. However, during this past fiscal year, being over-weighted to the smaller side of small-cap stocks helped the Fund to outperform its Benchmark. Table 1 below breaks down the change in market cap distribution within the Fund between fiscal year-end 2016 to fiscal year-end 2017. It also shows the weighted median market cap of the Benchmark as of February 28, 2017.

Table 1: CMOVX Market-Cap Analysis

Market Cap Size	CMOVX 2/29/16	CMOVX 2/28/17	CMOVX Difference From 2016 to 2017	Russell 2000® Value Index 2/28/17
Greater Than $3 Billion	6.01%	6.8%	+0.06%	24.84%
$1 Billion to $3 Billion	16.67%	23.32%	+6.65%	50.85%
$750 Million to $1 Billion	0.93%	9.25%	+8.32%	7.24%
$500 Million to $750 Million	8.75%	5.81%	-2.94%	7.45%
$250 Million to $500 Million	18.67%	22.82%	+4.15%	7.41%
Less Than $250 Million	36.64%	28.47%	-8.17%	2.21%
Cash	12.33%	3.52%	-8.81%	0.00%
Source: Bloomberg. Percentages have been rounded.

While the Fund had a large absolute performance this past fiscal year and outperformed its Benchmark, we continue to believe we are holding many good values. Table 2 highlights that in five out of the seven ratios shown, CMOVX was holding a basket of more statistically compelling values than its Benchmark at fiscal year-end. Moreover, we continue to believe that most of the companies held in the Fund have not yet realized what we believe to be their full potential and that most of them should continue to be accretive to the Fund’s total return over the next year or two.

Table 2 – Valuation Ratios

As of February 28, 2017

Ratios	CMOVX	Russell 2000® Value Index
Price to Sales	0.81	1.07
Enterprise Value to Sales	1.20	1.23
Price to Earnings (Trailing)	16.64	20.07
Price to Earnings (FY1)	24.98	17.95
Price to Book Value	1.16	1.56
Price to Cash Flow	8.33	8.98
Price to Free Cash Flow	13.20	11.90
Low ratios suggest cheaper values. Source: Bloomberg Portfolio Analytics. Ratios are using the harmonic average.

During the fiscal year, we continued to make a conscious effort to reduce the number of companies in the Fund. Table 3 highlights that this has been a trend over the past three fiscal years. As a result, the average holding in the Fund now represents 2.47% of Fund assets, up from 1.62% just two years earlier. While fewer positions might not always be the case, we currently believe that having a higher weighting to those stocks where our conviction of value is high should benefit shareholders over the next one-to-two years.

Table 3 – Portfolio Construction Statistics

CMOVX	Total Portfolio			Top 25 Holdings
Date	Number of Stocks	Average Weighting	% in Equities	Number of Stocks	Average Weighting	% in Equities
2/28/2017	39	2.47%	96.5%	25	3.42%	85.5%
2/29/2016	41	2.14%	87.8%	25	2.94%	73.4%
2/28/2015	59	1.62%	95.5%	25	2.52%	62.9%
Note: The Fund’s fiscal year-end is 2/28/2017. Percentages have been rounded. Source: APX and Century Management.

The Fund outperformed the Benchmark during this fiscal year primarily due to its holdings in the industrials, energy, and materials sectors. Importantly, we continue to believe our current over-weighting to these sectors will make a positive difference going forward. Table 4 highlights the Fund’s average sector weighting during the fiscal year, as well as each sector’s contribution to the total return. It also compares these same metrics for the Benchmark. Of note, historically the financial sector included real estate-related companies. However, during the fiscal year, the Benchmark broke out real estate, primarily Real Estate Investment Trusts (REITS), into its own sector separate from the financial sector. Importantly, when you combine real estate and finance back together, the Benchmark had a combined average sector weighting of 42.24% verses just 7.07% for the Fund. The reason for the difference is that we believe our holdings in the industrials, energy, and materials sectors hold better values and reward-to-risk characteristics than many of the holdings in the real estate and financial sector at this time.

Table 4 – Attribution Analysis

3/1/16 through 2/28/17	CM Advisors Small Cap Fund		Russell 2000® Value Index
Economic Sector	Average Weighting	Contribution to Return	Average Weighting	Contribution to Return
Industrials	31.00%	23.42%	12.42%	5.82%
Energy	28.89%	19.73%	5.03%	2.25%
Materials	19.04%	6.55%	4.33%	3.07%
Financials	4.54%	2.39%	30.17%	15.16%
Consumer Discretionary	4.35%	2.36%	10.11%	1.88%
Real Estate	2.53%	0.19%	12.07%	3.72%
Cash	5.60%	0.00%	0.00%	0.00%
Utilities	0.00%	0.00%	7.06%	1.82%
Health Care	0.00%	0.00%	4.46%	1.53%
Telecommunication	0.00%	0.00%	0.74%	0.08%
Consumer Staples	0.00%	0.00%	3.13%	0.91%
Information Technology	4.06%	-1.41%	10.48%	5.01%
Source: Bloomberg. Numbers have been rounded. Sorted by Fund’s contribution to return

The Most Significant Sector Differences:

Industrials: During the fiscal year, the industrials sector was the Fund’s top performing sector, adding 23.42% to the Fund’s total return verses the 5.82% for the Benchmark. During the fiscal year, the Fund had an average weighting of 31.00% versus 12.42% for the Benchmark. Table 5 highlights the Fund’s industrials sector holdings which are spread across seven sub-industries. We estimate that roughly 25-30% of the collective sales generated from the Fund’s industrial holdings are tied to either the energy or materials sectors, or both. This is one of the main reasons we believe our weighting to the industrials sector performed well during this fiscal year and why we believe the holdings in this sector continue to offer many very good values.

Table 5: CMOVX Industry Holdings Within the Industrials Sector During the Fiscal Year

From 02/29/16 through 02/28/17	Avg. Weighting During Fiscal Year	Contribution to Fund Total Return
Industrial Machinery	11.38%	9.95%
Construction & Engineering	9.37%	7.28%
Electrical Components & Equipment	2.87%	2.29%
Commercial Printing	2.42%	1.25%
Environmental & Facilities Service	1.64%	1.05%
Aerospace & Defense	1.31%	0.83%
Construction Machinery & Heavy Trucks	2.02%	0.77%
Source: Bloomberg. Numbers have been rounded. Table sorted by contribution to return.

Energy: The Fund ended the fiscal year with 13 holdings in the energy sector. The average weighting in the energy sector for the Fund during the fiscal year was 28.89% versus 5.03% for the Benchmark. Collectively, over the fiscal year, the Fund’s energy holdings contributed 19.73% to the Fund’s total return, while the energy holdings in the Benchmark contributed 2.25%. Table 6 shows how the Fund was allocated within the energy sector at the end of the fiscal year:

Table 6: CMOVX Industry Holdings Within the Energy Sector During the Fiscal Year

As of February 28, 2017	Number of Holdings in Industry at Fiscal End	Avg. Weighting During Fiscal Year	Contribution to Fund Total Return
Drillers	4	13.91%	13.66%
Equipment & Services	6	9.09%	4.10%
Exploration & Production	2	4.46%	2.22%
Storage & Transportation	1	1.43%	-0.25%
Source: Bloomberg. Numbers have been rounded. Table sorted by contribution to return.

The energy sector was discussed in more detail earlier in this letter, so we won’t spend too much time here. But we do want to point out that while we were early to invest in this sector back in late 2014 and during 2015, we believe our energy thesis is in the early stages of being realized as can be seen in the 2017 fiscal year-ended performance. As mentioned in the detailed energy narrative at the beginning of this letter, we believe supply and demand dynamics on a global basis are close to being in balance and we expect there to be a supply deficit by calendar year-end 2017. While prices and valuation levels are up from their lows, we continue to be very optimistic on the basket of energy-related holdings in the Fund.

Materials: The Fund ended the fiscal year with 6 holdings in the materials sector. The average weighting in the materials sector for the Fund during the fiscal year was 19.04% versus 4.33% for the Benchmark. Collectively, during the fiscal year, the Fund’s materials holdings contributed 6.55% to the Fund’s total return while the materials holdings in the Benchmark contributed 3.07% to its total return. Table 7 shows how the Fund was allocated within the materials sector this fiscal year:

Table 7: CMOVX Industry Holdings Within the Materials Sector During the Fiscal Year

From 02/29/16 through 02/28/17	Avg. Weighting During Fiscal Year	Contribution to Fund Total Return
Steel	9.23%	4.08%
Gold	6.30%	2.97%
Specialty Chemicals	0.97%	-0.04%
Fertilizers & Agricultural Chemicals	1.35%	-0.12%
Aluminum	1.19%	-0.35%
Source: Bloomberg. Numbers have been rounded. Table sorted by contribution to return.

The largest weighting in this sector is steel. This was represented by the Fund’s ownership in two companies. We believe these holdings are increasing their sales, improving margins, and now appear to have the wind at their back. With that said, we still believe they are trading well below our appraisals of their intrinsic values and expect to hold these companies for the foreseeable future.

The second largest weighting in the materials sector is gold. In an environment of $1,100 to $1,300 gold (closing price for gold on 2/28/17 per Bloomberg was $1,253.90), we believe that the Fund’s holdings in this sector are still trading well below our appraisals of their fair values (the mid-point between our buy and sell point). Moreover, we believe many of these companies still have solid upside from their current price levels without any material change in the spot price of gold.

Financials: While the Fund averaged 4.54% invested in the financial sector this past year, the Benchmark averaged 30.17%, which was by far the Benchmark’s largest average sector weighting. If you add back in the real estate sector, which was broken out from the financial sector during the fiscal year, the Benchmark’s combined financial and real estate sectors had an average weighting of 42.24% verses just 7.07% for the Fund. We find it important to inform shareholders that we do not foresee the Fund having anywhere near the weighting in the financials or real estate sectors relative to that of the Benchmark, so long as the Benchmark’s weighting remains at such elevated levels. With that said, during the fiscal year, the Benchmark’s financial stocks performed better than the Fund’s financial holdings on both an absolute and relative basis.

With interest rates starting to rise, the net interest margins earned by many financial firms are likely to begin to increase. This should bode well for many financial companies. The main issue we have with expanding our weighting to this sector at this time is that many securities in the financial sector are not currently selling cheap enough to meet our disciplined buy criteria. Therefore, we expect our weighting to this sector to continue to be at or around its fiscal year-end level for some time.

Information Technology: The Fund averaged 4.06% invested in the technology sector this past fiscal year compared to the Benchmark’s average weighting of 10.48%. This was the Benchmark’s third highest average sector weighting during the fiscal year. As shown on Table 4, this was the only sector where the Fund had an absolute negative performance. Overall, according to Bloomberg, the Fund’s performance in this sector during the fiscal year was -1.41% versus 5.01% for the Benchmark. Looking at the sub-industry level, the Fund’s technology exposure was via three individual securities in the technology, hardware and equipment sub-industry. The primary reason the Fund did not have a higher weighting to this sector during the fiscal year was that we had a difficult time finding companies that we believed were selling at prices that met our investment parameters. We attribute the Fund’s under-weighting in this sector relative to the Benchmark as the primary reason for the Fund’s relative and absolute underperformance in this sector during the fiscal year.

Utilities and Health Care: The Fund had zero exposure to these two sectors during the fiscal year, whereas the Benchmark had an average weighting of 7.06% in utilities and 4.46% in health care. Both sectors had positive returns during the fiscal year. Therefore, with the Fund having zero exposure to these two sectors, on a relative basis, they detracted from the Fund’s performance when compared to its Benchmark.

CM Fixed Income Fund (symbol: CMFIX)

For the fiscal year ended February 28, 2017, the CM Advisors Fixed Income Fund (the “Fund”) returned 7.95% versus 1.42% for its benchmark, the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”). For the three-year period ended February 28, 2017, the Fund generated an average annualized return of 2.36% versus 2.64% for the Benchmark. Since inception, March 24, 2006, through February 28, 2017, the Fund has generated an average annualized return of 5.10% versus 4.45% for the Benchmark. As of December 28, 2017, CMFIX had an Overall Morningstar RatingTM of 5-Stars. This is based on risk-adjusted returns and is out of 445 short-term bond funds.

With the narrowing of credit spreads during the fiscal year, corporate bonds delivered strong performance. Table 1 below shows the Fund finished the fiscal year with more than 48% of Fund assets allocated to corporate bonds. This allocation to corporate bonds helped the Fund generate both a strong absolute performance and relative outperformance of the Benchmark during the fiscal year.

Table 1 – CMFIX Fiscal Year-End Allocation

As of February 28, 2017	Percentage Weighting In Fund
U.S. Corporate Bonds	48.61%
Short-Term Treasury Bonds, Bills, and Money Market Funds	31.34%
Intermediate-Term U.S. Treasury Bonds	20.05%
Source: Century Management. Percentages have been rounded.

During the fiscal year, we continued to focus our investments on the shorter end of the yield curve. In addition, we also believe our relatively even split between shorter duration U.S. corporate bonds and Treasuries provides the Fund with the opportunity to take advantage of strengthening corporate fundamentals, which in turn should lead to narrower spreads. We continue to believe that the combination of narrowing our credit spreads and rolling forward our Treasuries, as they mature, will offset any pressure from short rates moving higher.

Table 2 highlights the Fund’s high credit, short duration characteristics.

Table 2 – CMFIX Portfolio Characteristics

As of February 28, 2017
Average Yield to Maturity	4.19%
Average Maturity	2.92 yrs
Average Coupon	4.39%
Average Duration	2.61 yrs
Average Moody’s Rating	A3
Average S&P Rating	A-
Average Fitch Rating	BBB+
Number of Issues	54
Source: Century Management.

The Year in Review

The early part of the year began with wider than normal spreads, which had not been the case for quite some time, between corporate bonds and Treasury bonds. The wider corporate spreads were a carryover from the calendar year 2015, which saw spreads widening throughout the year. The Federal Reserve, having stopped its QE3 program in early fall of 2014, began 2015 with the expectation of raising rates by mid-year and continuing to raise rates throughout 2016. As 2015 progressed, and with each passing Federal Reserve meeting, the decision to raise the federal funds rate continued to get pushed down the road. However, with investor expectations anticipating a steady rise in interest rates, the U.S. dollar began its record-pacing increase, starting at the end of June 2014 and continuing its upward ascent until January 2016.

However, by fall of 2015, due to the relentless strength in the U.S. dollar, along with the ensuing collapse in commodity prices, overseas economic weakness, and concerns of a hard economic landing in China, questions began to surface as to whether or not the U.S. was heading to recession. Reflecting these concerns, credit spreads widened. Particularly hard hit were bonds of commodity-related companies. The declines in crude prices and industrial metals caused credit spreads in these issues to widen to what we believe were recessionary levels. The sell-off in commodity-related bonds led to the general widening of corporate credit spreads relative to Treasuries and provided the Fund with the opportunity to add to its corporate bond holdings in late calendar 2015 and early calendar 2016.

In December 2015, the Federal Reserve finally raised the federal funds rate for the first time since 2006. Then in March 2016, due to concerns of intensifying economic weakness around the world, along with increased volatility in financial markets, the Fed decided to put on hold the raising of interest rates, again pushing the pace of normalizing interest rates out further. The immediate impact of economic concerns that were felt worldwide as a result of the Fed’s decision to push off rates hikes was lower interest rates for all maturities of Treasury Bonds through the first half of 2016, with rates bottoming in July 2016. During the first half of the year, longer-dated Treasury bonds performed better than shorter-dated Treasury bonds. Given the Fund’s mix of shorter-dated bonds relative to the Benchmark, we slightly underperformed the Benchmark during the first half of the fiscal year.

Chart 1 shows that the Fund’s weighted duration is shorter relative to its Benchmark.

Chart 1: Duration

Source: Bloomberg

However, with more positive economic news in the second half of 2016 and with prospects for higher growth in the future, the worries of recession subsided. Interest rates across all maturities began to rise, ending the year much higher than they began with the yield on the benchmark 10-year Treasury up 100 basis points (i.e. 1%) from its mid-year low. At the same time, the spreads between corporate bonds and Treasury bonds narrowed substantially. During this period, shorter-dated bonds and corporate bonds outperformed the Benchmark. Given that our mix of shorter-dated bonds and corporate bonds is over-weight that of the Benchmark, we outperformed the Benchmark not only for the back half of the fiscal year, but also for the entire fiscal year by a wide margin.

The Current Market Environment

Today’s environment is a bit of a tug-of-war. On one side, there is the anxiety on whether the U.S. can finally break out of the slow growth economy that it seems to have been stuck in for quite some time. And with the new faces in Washington D.C., the question remains whether both sides of the political aisle can collectively get their act together to produce an improving growth trajectory for the U.S. economy.

At the same time, the Federal Reserve is grappling with the appropriate level of monetary stimulus, along with what the proper level of interest rates should be, given their strong desire to both normalize rates and distance themselves from near zero even though inflation remains below their 2% target. For the first time in a long while, the Federal Reserve must consider the influence that the potential of pro-growth policies might have on inflation. Given the continued uncertainties around the strength of the U.S. and world economies, we expect the Federal Reserve will continue to be cautious in the near term with respect to the speed and intensity of raising interest rates.

It has been our belief that the Fed will opt to let inflation run slightly higher than their 2% target rather than risk impeding what appears to be early signs of improved economic growth. In racing terminology, we see the Fed drafting inflation - that is staying close behind while trying not to get lost in the dust. With regard to rate hikes, we take the Fed at their word and expect two additional hikes this year. We also expect more commentary around accepting slightly higher than target inflation as well as plans for unwinding the Federal Reserve’s bond holdings. In other words, we expect the Fed will take every opportunity to “talk” the market through this transition period.

With regard to rates, during the calendar year of 2017, we believe we will see a slightly higher and flatter yield curve, with credit spreads in general remaining narrow. In this environment, we are focusing on the shorter end of the curve. At fiscal year-end, our holdings are split about evenly between corporate bonds and Treasuries. For our corporate bonds, we are focused on companies where strengthening fundamentals will lead to narrower spreads. We expect the combination of narrowing our credit spreads and rolling forward our Treasuries, as they mature, to offset any pressure from short rates moving higher.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-859-5856.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit our website at https://alambicfunds.com or call 1-888-859-5856 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the investment adviser’s current opinions and views of the financial markets. Although the investment adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of February 28, 2017, please see the Schedules of Investments sections of the semi-annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

CM Advisors Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in CM Advisors Fund and the Russell 3000® Value Index

Average Annual Total Returns (for the periods ended February 28, 2017)
	1 Year	5 Years	10 Years
CM Advisors Fund	42.62%	4.11%	1.25%
Russell 3000® Value Index	30.02%	13.97%	6.21%

This graph depicts the performance of CM Advisors Fund (the “Fund”) versus the Russell 3000® Value Index. The graph assumes an initial $10,000 investment at February 28, 2007 and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Small Cap Value Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in CM Advisors Small Cap Value Fund versus the Russell 2000® Value Index

Average Annual Total Returns (for the periods ended February 28, 2017)
	1 Year	5 Years	Since Inception(a)
CM Advisors Small Cap Value Fund	52.33%	6.10%	5.14%
Russell 2000® Value Index	41.29%	13.43%	10.83%

(a)	Commencement of operations for CM Advisors Small Cap Value Fund was April 15, 2011.

This graph depicts the performance of CM Advisors Small Cap Value Fund (the “Fund”) versus the Russell 2000® Value Index. The graph assumes an initial $10,000 investment at April 15, 2011 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in

CM Advisors Fixed Income Fund versus the

Bloomberg Barclays U.S. Aggregate Index

Average Annual Total Returns (for the periods ended February 28, 2017)
	1 Year	5 Years	10 Years
CM Advisors Fixed Income Fund	7.95%	1.92%	4.46%
Bloomberg Barclays U.S. Aggregate Index	1.42%	2.24%	4.28%

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Bloomberg Barclays U.S. Aggregate Index. The graph assumes an initial $10,000 investment at February 28, 2007 and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fund

Supplementary Portfolio Information
February 28, 2017 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Unit Corporation	6.2%
Colfax Corporation	4.8%
SPDR® S&P® Oil & Gas Exploration & Production ETF	4.6%
Allegheny Technologies, Inc.	4.6%
DMC Global, Inc.	4.4%
Era Group, Inc.	4.1%
Wells Fargo & Company	4.0%
InterGroup Corporation (The)	3.9%
Berkshire Hathaway, Inc. - Class B	3.8%
Layne Christensen Company	3.7%

CM Advisors Small Cap Value Fund

Supplementary Portfolio Information
February 28, 2017 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Pioneer Energy Services Corporation	6.6%
Allegheny Technologies, Inc.	6.0%
DMC Global, Inc.	5.9%
Layne Christensen Company	5.4%
Orion Group Holdings, Inc.	4.7%
PICO Holdings, Inc.	4.2%
Synalloy Corporation	4.1%
Patterson-UTI Energy, Inc.	4.0%
Era Group, Inc.	3.8%
Manitowoc Company, Inc. (The)	3.4%

CM Advisors Fixed Income Fund

Supplementary Portfolio Information
February 28, 2017 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.75%, due 11/15/23	9.6%
U.S. Treasury Notes, 2.375%, due 12/31/20	9.5%
U.S. Treasury Notes, 2.00%, due 07/31/20	9.0%
U.S. Treasury Notes, 0.75%, due 12/31/17	7.4%
Cloud Peak Energy, Inc., 8.50%, due 12/15/19	4.9%
Great Lakes Dredge & Dock Company, 7.375%, due 02/01/19	2.5%
Alcoa, Inc., 5.87%, due 02/23/22	1.9%
Allegheny Technologies, Inc., 9.375%, due 06/01/19	1.7%
ONEOK Partners, L.P., 2.00%, due 10/01/17	1.6%
Devon Energy Corporation, 6.30%, due 01/15/19	1.5%

CM Advisors Fund Schedule of Investments February 28, 2017
COMMON STOCKS — 89.3%	Shares	Value
Consumer Discretionary — 7.3%
Internet & Direct Marketing Retail — 0.6%
MakeMyTrip Ltd. *	14,880	$485,088

Media — 6.7%
Discovery Communications, Inc. - Series C *	94,087	2,641,022
Liberty SiriusXM Group - Series C *	24,735	962,934
Reading International, Inc. - Class A *	77,978	1,242,969
		4,846,925
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
CVS Health Corporation	775	62,449

Energy — 27.5%
Energy Equipment & Services — 22.0%
Atwood Oceanics, Inc. *	204,555	2,149,873
Dawson Geophysical Company *	282,655	2,182,097
Ensco plc - Class A	33,900	330,186
Era Group, Inc. *	217,617	2,998,762
Halliburton Company	27,080	1,447,697
Key Energy Services, Inc. *	4,508	140,154
PHI, Inc. *	42,664	618,201
Pioneer Energy Services Corporation *	200,005	1,050,026
Schlumberger Ltd.	6,540	525,554
Unit Corporation *	165,785	4,499,405
		15,941,955
Oil, Gas & Consumable Fuels — 5.5%
Apache Corporation	24,060	1,265,316
Cloud Peak Energy, Inc. *	219,005	1,092,835
Denbury Resources, Inc. *	76,975	208,602
Devon Energy Corporation	33,825	1,466,652
		4,033,405
Financials — 14.3%
Banks — 4.0%
Wells Fargo & Company	49,847	2,885,144

Diversified Financial Services — 6.9%
Berkshire Hathaway, Inc. - Class B *	16,001	2,742,892
PICO Holdings, Inc. *	162,952	2,232,442
		4,975,334
Insurance — 3.4%
Enstar Group Ltd. *	12,256	2,374,600
Markel Corporation *	123	120,507
		2,495,107

CM Advisors Fund Schedule of Investments (Continued)
COMMON STOCKS — 89.3% (Continued)	Shares	Value
Health Care — 4.3%
Health Care Equipment & Supplies — 0.6%
Second Sight Medical Products, Inc. *	240,727	$402,014

Health Care Providers & Services — 2.5%
AmerisourceBergen Corporation	7,679	702,705
DaVita, Inc. *	1,464	101,616
McKesson Corporation	6,720	1,008,874
		1,813,195
Health Care Technology — 1.2%
Cerner Corporation *	7,550	415,552
Inovalon Holdings, Inc. - Class A *	38,100	457,200
		872,752
Industrials — 18.9%
Construction & Engineering — 5.8%
Layne Christensen Company *	282,874	2,701,447
Orion Group Holdings, Inc. *	163,064	1,526,279
		4,227,726
Electrical Equipment — 2.1%
Atkore International Group, Inc. *	44,740	1,173,083
Powell Industries, Inc.	10,296	336,061
		1,509,144
Industrial Conglomerates — 1.0%
CK Hutchison Holdings Ltd. - ADR	59,400	731,214

Machinery — 10.0%
Colfax Corporation *	91,900	3,496,795
DMC Global, Inc.	215,712	3,224,895
Manitowoc Company, Inc. (The) *	82,703	502,834
		7,224,524
Information Technology — 3.6%
Electronic Equipment, Instruments & Components — 1.4%
Maxwell Technologies, Inc. *	205,185	1,042,340

IT Services — 2.2%
Alliance Data Systems Corporation	1,529	371,517
International Business Machines Corporation	6,570	1,181,417
		1,552,934
Materials — 9.4%
Metals & Mining — 9.4%
Agnico-Eagle Mines Ltd.	15,715	666,473
Allegheny Technologies, Inc.	172,575	3,315,166
Comstock Mining, Inc. *	4,693,618	1,129,754
Seabridge Gold, Inc. *	169,392	1,727,798
		6,839,191

CM Advisors Fund Schedule of Investments (Continued)
COMMON STOCKS — 89.3% (Continued)	Shares	Value
Real Estate — 3.9%
Real Estate Management & Development — 3.9%
InterGroup Corporation (The) *	102,044	$2,816,414

Total Common Stocks (Cost $59,087,417)		$64,756,855

EXCHANGE-TRADED FUNDS — 9.4%	Shares	Value
iShares MSCI Hong Kong ETF	45,155	$975,800
SPDR® S&P® Oil & Gas Exploration & Production ETF	87,740	3,321,836
VanEck Vectors™ Junior Gold Miners ETF	68,595	2,533,213
Total Exchange-Traded Funds (Cost $5,258,371)		$6,830,849

RIGHTS — 0.0%	Shares	Value
Second Sight Medical Products, Inc., expires 03/06/17 * (a) (Cost $0)	240,727	$0

WARRANTS — 0.0%	Shares	Value
Key Energy Services, Inc., expires 12/15/20 * (a)	5,078	$0
Key Energy Services, Inc., expires 12/15/21 * (a)	5,078	0
SpendSmart Payment Company (The), expires 03/14/17 * (a)	542,100	0
Total Warrants (Cost $0)		$0

CM Advisors Fund Schedule of Investments (Continued)
MONEY MARKET FUNDS — 1.3%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.39% (b) (Cost $930,955)	930,955	$930,955

Total Investments at Value — 100.0% (Cost $65,276,743)		$72,518,659

Liabilities in Excess of Other Assets — (0.0%) (c)		(26,613)

Net Assets — 100.0%		$72,492,046

ETF - Exchange-Traded Fund.
ADR - American Depositary Receipt.
*	Non-income producing security.
(a)

Security Value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at February 28, 2017, representing 0.0% of net assets.

(b)	The rate shown is the 7-day effective yield as of February 28, 2017.
(c)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Schedule of Investments February 28, 2017
COMMON STOCKS — 93.3%	Shares	Value
Consumer Discretionary — 1.9%
Auto Components — 0.9%
Superior Industries International, Inc.	21,010	$470,624

Media — 1.0%
Reading International, Inc. - Class A *	30,022	478,551

Energy — 28.9%
Energy Equipment & Services — 26.8%
Atwood Oceanics, Inc. *	148,990	1,565,885
Dawson Geophysical Company *	177,876	1,373,203
Era Group, Inc. *	139,343	1,920,146
Key Energy Services, Inc. *	5,946	184,861
Newpark Resources, Inc. *	148,750	1,145,375
Patterson-UTI Energy, Inc.	72,630	2,006,041
PHI, Inc. *	24,570	356,019
Pioneer Energy Services Corporation *	642,036	3,370,689
Profire Energy, Inc. *	192,601	240,751
Unit Corporation *	53,615	1,455,111
		13,618,081
Oil, Gas & Consumable Fuels — 2.1%
Ardmore Shipping Corporation	101,095	692,501
Bill Barrett Corporation *	64,755	356,800
		1,049,301
Financials — 4.2%
Diversified Financial Services — 4.2%
PICO Holdings, Inc. *	154,855	2,121,513

Industrials — 38.3%
Aerospace & Defense — 1.8%
Esterline Technologies Corporation *	10,051	893,534

Commercial Services & Supplies — 4.4%
Brady Corporation - Class A	33,848	1,294,686
Heritage-Crystal Clean, Inc. *	64,755	964,849
		2,259,535
Construction & Engineering — 10.1%
Layne Christensen Company *	288,110	2,751,451
Orion Group Holdings, Inc. *	253,390	2,371,730
		5,123,181
Electrical Equipment — 2.7%
Atkore International Group, Inc. *	52,130	1,366,849

CM Advisors Small Cap Value Fund Schedule of Investments (Continued)
COMMON STOCKS — 93.3% (Continued)	Shares	Value
Industrials — 38.3% (Continued)
Machinery — 19.3%
Altra Industrial Motion Corporation	39,155	$1,521,172
Colfax Corporation *	38,020	1,446,661
Columbus McKinnon Corporation	1,681	43,387
DMC Global, Inc.	200,557	2,998,327
Douglas Dynamics, Inc.	10,000	333,500
Lydall, Inc. *	20,570	1,042,899
Manitowoc Company, Inc. (The) *	288,015	1,751,131
TriMas Corporation *	30,000	661,500
		9,798,577
Information Technology — 3.0%
Electronic Equipment, Instruments & Components — 3.0%
CUI Global, Inc. *	163,860	1,035,595
Maxwell Technologies, Inc. *	96,168	488,534
		1,524,129
Materials — 14.5%
Metals & Mining — 14.5%
Allegheny Technologies, Inc.	158,185	3,038,734
Asanko Gold, Inc. *	100,000	266,000
Comstock Mining, Inc. *	2,410,549	580,219
Real Industry, Inc. *	77,596	395,740
Seabridge Gold, Inc. *	100,530	1,025,406
Synalloy Corporation *	196,787	2,056,424
		7,362,523
Real Estate — 2.5%
Real Estate Management & Development — 2.5%
InterGroup Corporation (The) *	47,135	1,300,926

Total Common Stocks (Cost $41,525,596)		$47,367,324

EXCHANGE-TRADED FUNDS — 3.2%	Shares	Value
SPDR® S&P® Oil & Gas Exploration & Production ETF (Cost $1,670,810)	42,395	$1,605,075

WARRANTS — 0.0%	Shares	Value
Key Energy Services, Inc., expires 12/15/20 * (a)	6,698	$0
Key Energy Services, Inc., expires 12/15/21 * (a)	6,698	0
SpendSmart Payment Company (The), expires 03/14/17 * (a)	57,900	0
Total Warrants (Cost $0)		$0

CM Advisors Small Cap Value Fund Schedule of Investments (Continued)
MONEY MARKET FUNDS — 3.5%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.39% (b) (Cost $1,788,891)	1,788,891	$1,788,891

Total Investments at Value — 100.0% (Cost $44,985,297)		$50,761,290

Other Assets in Excess of Liabilities — 0.0% (c)		8,016

Net Assets — 100.0%		$50,769,306

ETF - Exchange-Traded Fund.
*	Non-income producing security.
(a)

Security Value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at February 28, 2017, representing 0.0% of net assets.

(b)	The rate shown is the 7-day effective yield as of February 28, 2017.
(c)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Schedule of Investments February 28, 2017
CORPORATE BONDS — 48.2%	Par Value	Value
Consumer Discretionary — 5.5%
Automobiles — 0.7%
Toyota Motor Credit Corporation, 1.55%, due 10/18/19	$500,000	$497,047

Hotels, Restaurants & Leisure — 0.6%
Marriott International, Inc., 6.375%, due 06/15/17	400,000	405,741

Household Durables — 1.1%
MDC Holdings, Inc., 5.625%, due 02/01/20	500,000	530,000
Newell Rubbermaid, Inc., 6.25%, due 04/15/18	185,000	193,976
		723,976
Media — 3.1%
Comcast Corporation,
6.30%, due 11/15/17	200,000	207,082
5.70%, due 05/15/18	400,000	420,552
Discovery Communications, Inc.,
5.05%, due 06/01/20	400,000	431,429
4.375%, due 06/15/21	600,000	633,542
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	399,093
		2,091,698
Consumer Staples — 0.5%
Beverages — 0.5%
PepsiCo, Inc., 5.00%, due 06/01/18	300,000	313,739

Energy — 13.0%
Energy Equipment & Services — 5.0%
Diamond Offshore Drilling, Inc., 5.875%, due 05/01/19	750,000	789,375
Era Group, Inc., 7.75%, due 12/15/22	740,000	723,350
Rowan Companies, Inc., 7.875%, due 08/01/19	910,000	989,625
Transocean, Inc., 7.375%, due 04/15/18	855,000	878,512
		3,380,862
Oil, Gas & Consumable Fuels — 8.0%
Cloud Peak Energy, Inc., 8.50%, due 12/15/19	3,243,000	3,275,430
Devon Energy Corporation, 6.30%, due 01/15/19	970,000	1,033,005
ONEOK Partners, L.P., 2.00%, due 10/01/17	1,062,000	1,063,584
		5,372,019
Financials — 3.9%
Commercial Banks — 1.9%
Wells Fargo & Company,
5.625%, due 12/11/17	600,000	619,095
1.65%, due 01/22/18	650,000	650,993
		1,270,088

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
CORPORATE BONDS — 48.2% (Continued)	Par Value	Value
Financials — 3.9% (Continued)
Consumer Finance — 1.6%
American Express Company,
7.00%, due 03/19/18	$800,000	$844,632
8.125%, due 05/20/19	200,000	226,273
		1,070,905
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., 2.10%, due 08/14/19	310,000	313,138

Health Care — 2.1%
Health Care Providers & Services — 1.2%
UnitedHealth Group, Inc., 6.00%, due 02/15/18	800,000	834,879

Pharmaceuticals — 0.9%
Johnson & Johnson, 5.15%, due 07/15/18	570,000	600,496

Industrials — 5.5%
Construction & Engineering — 2.5%
Great Lakes Dredge & Dock Company, 7.375%, due 02/01/19	1,705,000	1,700,738

Electrical Equipment — 1.2%
Eaton Corporation, 8.10%, due 08/15/22	150,000	188,300
Emerson Electric Company, 5.25%, due 10/15/18	570,000	603,594
		791,894
Machinery — 0.2%
Dover Corporation, 5.45%, due 03/15/18	115,000	119,731

Road & Rail — 1.6%
Canadian Pacific Railroad Company, 7.25%, due 05/15/19	790,000	878,925
Union Pacific Corporation, 5.70%, due 08/15/18	200,000	211,761
		1,090,686
Information Technology — 6.4%
Electronic Equipment, Instruments & Components — 0.9%
Corning, Inc., 7.25%, due 08/15/36	500,000	603,858

IT Services — 2.1%
International Business Machines Corporation,
5.70%, due 09/14/17	620,000	635,317
7.625%, due 10/15/18	420,000	460,547
1.95%, due 02/12/19	320,000	322,803
		1,418,667
Software — 1.4%
Intuit, Inc., 5.75%, due 03/15/17	946,000	947,492

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
CORPORATE BONDS — 48.2% (Continued)	Par Value	Value
Information Technology — 6.4% (Continued)
Technology Hardware, Storage & Peripherals — 2.0%
EMC Corporation, 1.875%, due 06/01/18	$665,000	$662,335
Seagate HDD Cayman, 3.75%, due 11/15/18	650,000	669,987
		1,332,322
Materials — 10.4%
Chemicals — 1.2%
Cytec Industries, Inc., 8.95%, due 07/01/17	325,000	331,054
E.I. du Pont de Nemours and Company, 6.00%, due 07/15/18	475,000	502,992
		834,046
Construction Materials — 0.9%
Vulcan Materials Company, 7.50%, due 06/15/21	500,000	587,500

Energy Equipment & Services — 1.0%
Noble Holdings International Ltd., 2.50%, due 03/15/17	655,000	654,181

Metals & Mining — 7.3%
Alcoa, Inc.,
5.72%, due 02/23/19	800,000	848,605
5.87%, due 02/23/22	1,200,000	1,301,866
Allegheny Technologies, Inc.,
9.375%, due 06/01/19	1,020,000	1,126,008
5.95%, due 01/15/21	675,900	678,881
Commercial Metals Company,
6.50%, due 07/15/17	420,000	425,775
7.35%, due 08/15/18	230,000	244,375
Nucor Corporation, 5.85%, due 06/01/18	300,000	314,899
		4,940,409
Utilities — 0.9%
Multi-Utilities — 0.9%
Consolidated Edison Company of New York, Inc., 5.85%, due 04/01/18	570,000	595,737

Total Corporate Bonds (Cost $30,278,936)		$32,491,849

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
U.S. GOVERNMENT OBLIGATIONS — 36.3%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 0.8%
2.375%, due 01/15/25	$448,284	$521,065

U.S. Treasury Notes — 35.5%
0.75%, due 12/31/17	5,000,000	4,995,310
2.00%, due 07/31/20	6,000,000	6,078,282
2.375%, due 12/31/20	6,250,000	6,406,250
2.75%, due 11/15/23	6,250,000	6,479,007
		23,958,849

Total U.S. Government Obligations (Cost $23,867,696)		$24,479,914

MONEY MARKET FUNDS — 14.6%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.39% (a) (Cost $9,868,063)	9,868,063	$9,868,063

Total Investments at Value — 99.1% (Cost $64,014,695)		$66,839,826

Other Assets in Excess of Liabilities — 0.9%		604,741

Net Assets — 100.0%		$67,444,567

(a)	The rate shown is the 7-day effective yield as of February 28, 2017.
See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Assets and Liabilities February 28, 2017
	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
ASSETS
Investments in securities:
At cost	$65,276,743	$44,985,297	$64,014,695
At value (Note 2)	$72,518,659	$50,761,290	$66,839,826
Receivable for capital shares sold	10,876	33,375	400,150
Dividends and interest receivable	46,042	682	502,314
Other assets	10,412	9,237	22,472
TOTAL ASSETS	72,585,989	50,804,584	67,764,762

LIABILITIES
Payable for capital shares redeemed	3,055	—	266,598
Payable to Advisor (Note 5)	57,110	23,458	25,503
Payable to administrator (Note 5)	9,640	7,212	8,092
Other accrued expenses	24,138	4,608	20,002
TOTAL LIABILITIES	93,943	35,278	320,195

NET ASSETS	$72,492,046	$50,769,306	$67,444,567

Net assets consist of:
Paid-in capital	$89,577,539	$47,367,756	$64,246,600
Accumulated net investment income (loss)	(722,277)	(899,817)	324,148
Accumulated net realized gains (losses) from security transactions	(23,605,132)	(1,474,626)	48,688
Net unrealized appreciation on investments	7,241,916	5,775,993	2,825,131
Net assets	$72,492,046	$50,769,306	$67,444,567

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,649,159	4,465,768	5,828,692

Net asset value, redemption price and offering price per share (a)	$12.83	$11.37	$11.57

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).
See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Operations Year Ended February 28, 2017
	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
INVESTMENT INCOME
Dividends	$571,685	$271,502	$9,710
Foreign tax withholding	(1,740)	(120)	—
Interest	—	—	2,610,660
TOTAL INVESTMENT INCOME	569,945	271,382	2,620,370

EXPENSES
Investment advisory fees (Note 5)	680,569	458,913	323,757
Administration fees (Note 5)	54,614	36,851	51,926
Professional fees	45,585	40,198	37,866
Trustees’ fees and expenses (Note 5)	37,374	31,004	36,571
Fund accounting fees (Note 5)	42,826	28,606	30,491
Registration and filing fees	22,094	22,103	25,589
Transfer agent fees (Note 5)	17,990	18,000	18,000
Insurance expense	11,382	6,448	13,091
Custody and bank service fees	8,909	6,696	7,032
Postage and supplies	6,864	4,313	3,662
Printing of shareholder reports	8,310	3,137	3,014
Pricing fees	629	679	10,201
Compliance support services fees	3,200	2,262	2,941
Distributor service fees (Note 5)	2,000	2,000	2,000
Borrowing costs (Note 6)	1,074	—	—
Other expenses	6,150	6,261	6,219
TOTAL EXPENSES	949,570	667,471	572,360
Advisory fees waived by Advisor (Note 5)	—	(93,831)	—
NET EXPENSES	949,570	573,640	572,360

NET INVESTMENT INCOME (LOSS)	(379,625)	(302,258)	2,048,010

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investments	913,170	208,085	309,004
Net change in unrealized appreciation (depreciation) on investments	23,301,529	17,957,016	2,608,619

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	24,214,699	18,165,101	2,917,623

NET INCREASE IN NET ASSETS FROM OPERATIONS	$23,835,074	$17,862,843	$4,965,633

See accompanying notes to financial statements.

CM Advisors Fund Statements of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
FROM OPERATIONS
Net investment loss	$(379,625)	$(468,830)
Net realized gains (losses) from:
Investments	913,170	(3,856,722)
Option contracts	—	(1,042,860)
Net change in unrealized appreciation (depreciation) on:
Investments	23,301,529	(19,438,667)
Option contracts	—	895,196
Net increase (decrease) in net assets from operations	23,835,074	(23,911,883)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(257,914)	(277,426)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,142,144	8,607,629
Net asset value of shares issued in reinvestment of distributions to shareholders	251,571	268,275
Proceeds from redemption fees collected (Note 2)	1,539	2,380
Payments for shares redeemed	(17,417,476)	(34,420,196)
Net decrease in net assets from share transactions	(13,022,222)	(25,541,912)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,554,938	(49,731,221)

NET ASSETS
Beginning of year	61,937,108	111,668,329
End of year	$72,492,046	$61,937,108

ACCUMULATED NET INVESTMENT LOSS	$(722,277)	$(751,020)

CAPITAL SHARE ACTIVITY
Shares sold	350,281	844,022
Shares reinvested	21,576	29,224
Shares redeemed	(1,579,713)	(3,364,707)
Net decrease in shares outstanding	(1,207,856)	(2,491,461)
Shares outstanding, beginning of year	6,857,015	9,348,476
Shares outstanding, end of year	5,649,159	6,857,015

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Statements of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
FROM OPERATIONS
Net investment loss	$(302,258)	$(67,047)
Net realized gains (losses) from investments	208,085	(1,168,472)
Net change in unrealized appreciation (depreciation) on investments	17,957,016	(12,877,818)
Net increase (decrease) in net assets from operations	17,862,843	(14,113,337)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(513,274)	(234,418)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,355,616	5,369,640
Net asset value of shares issued in reinvestment of distributions to shareholders	431,914	194,979
Proceeds from redemption fees collected (Note 2)	8,045	28,628
Payments for shares redeemed	(5,542,128)	(10,070,690)
Net decrease in net assets from share transactions	(1,746,553)	(4,477,443)

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,603,016	(18,825,198)

NET ASSETS
Beginning of year	35,166,290	53,991,488
End of year	$50,769,306	$35,166,290

ACCUMULATED NET INVESTMENT LOSS	$(899,817)	$(273,347)

CAPITAL SHARE ACTIVITY
Shares sold	308,913	586,584
Shares reinvested	38,313	25,224
Shares redeemed	(546,597)	(1,105,334)
Net decrease in shares outstanding	(199,371)	(493,526)
Shares outstanding, beginning of year	4,665,139	5,158,665
Shares outstanding, end of year	4,465,768	4,665,139

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Statements of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
FROM OPERATIONS
Net investment income	$2,048,010	$1,694,279
Net realized gains from investments	309,004	72,937
Net change in unrealized appreciation (depreciation) on investments	2,608,619	(3,370,233)
Net increase (decrease) in net assets from operations	4,965,633	(1,603,017)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,072,607)	(1,602,381)
From net realized gains	(192,510)	(114,527)
Decrease in net assets from distributions to shareholders	(2,265,117)	(1,716,908)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,903,859	13,551,718
Net asset value of shares issued in reinvestment of distributions to shareholders	2,036,491	1,525,811
Payments for shares redeemed	(7,396,837)	(67,461,417)
Net increase (decrease) in net assets from capital share transactions	543,513	(52,383,888)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,244,029	(55,703,813)

NET ASSETS
Beginning of year	64,200,538	119,904,351
End of year	$67,444,567	$64,200,538

ACCUMULATED NET INVESTMENT INCOME	$324,148	$348,887

CAPITAL SHARE ACTIVITY
Shares sold	515,001	1,189,815
Shares reinvested	178,656	135,079
Shares redeemed	(647,559)	(5,977,874)
Net increase (decrease) in shares outstanding	46,098	(4,652,980)
Shares outstanding, beginning of year	5,782,594	10,435,574
Shares outstanding, end of year	5,828,692	5,782,594

See accompanying notes to financial statements.

CM Advisors Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 28, 2017	February 29, 2016	February 28, 2015	February 28, 2014	February 28, 2013
Net asset value at beginning of year	$9.03	$11.95	$13.68	$11.83	$10.65

Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.08)	(0.06)	(0.01)	0.05
Net realized and unrealized gains (losses) on investments	3.94	(2.80)	(1.64)	1.86	1.18
Total from investment operations	3.84	(2.88)	(1.70)	1.85	1.23

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.03)	—	(0.05)
Distributions in excess of net investment income	—	—	—	—	(0.00	)(a)
Total distributions	(0.04)	(0.04)	(0.03)	—	(0.05)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)

Net asset value at end of year	$12.83	$9.03	$11.95	$13.68	$11.83

Total return (b)	42.62%	(24.11%)	(12.46%)	15.64%	11.61%

Ratios and supplemental data:
Net assets at end of year (000’s)	$72,492	$61,937	$111,668	$136,714	$125,422

Ratio of total expenses to average net assets	1.39%	1.39%	1.31%	1.29%	1.31%

Ratio of net investment income (loss) to average net assets	(0.56%)	(0.54%)	(0.39%)	(0.07%)	0.40%

Portfolio turnover rate	17%	62%	53%	34%	32%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 28, 2017	February 29, 2016	February 28, 2015		February 28, 2014		February 28, 2013
Net asset value at beginning of year	$7.54	$10.47	$12.90		$11.25		$9.84

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.01)	(0.07	)(a)	(0.05	)(a)	0.13
Net realized and unrealized gains (losses) on investments	4.01	(2.88)	(1.73)		2.34		1.56
Total from investment operations	3.94	(2.89)	(1.80)		2.29		1.69

Less distributions:
Dividends from net investment income	(0.11)	(0.05)	—		—		(0.12)
Distributions in excess of net investment income	—	—	—		—		(0.02)
Distributions from net realized gains	—	—	(0.64)		(0.64)		(0.14)
Total distributions	(0.11)	(0.05)	(0.64)		(0.64)		(0.28)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.01	0.01		0.00	(b)	—

Net asset value at end of year	$11.37	$7.54	$10.47		$12.90		$11.25

Total return (c)	52.33%	(27.52%)	(13.95%)		20.53%		17.42%

Ratios and supplemental data:
Net assets at end of year (000’s)	$50,769	$35,166	$53,991		$12,790		$11,094

Ratio of total expenses to average net assets	1.45%	1.56%	1.96%		2.56%		2.92%

Ratio of net expenses to average net assets (d)	1.25%	1.25%	1.25%		1.25%		1.25%

Ratio of net investment income (loss) to average net assets (d)	(0.66%)	(0.16%)	(0.45%)		(0.40%)		1.32%

Portfolio turnover rate	28%	68%	62%		42%		44%

(a)	Net investment loss per share is based on average shares outstanding during the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 28, 2017	February 29, 2016	February 28, 2015	February 28, 2014		February 28, 2013
Net asset value at beginning of year	$11.10	$11.49	$11.58	$11.64		$11.74

Income (loss) from investment operations:
Net investment income	0.37	0.23	0.15	0.14		0.17
Net realized and unrealized gains (losses) on investments	0.50	(0.41)	(0.04)	(0.06)		0.04
Total from investment operations	0.87	(0.18)	0.11	0.08		0.21

Less distributions:
Dividends from net investment income	(0.37)	(0.19)	(0.15)	(0.14)		(0.17)
Distributions from net realized gains	(0.03)	(0.02)	(0.05)	(0.00	)(a)	(0.14)
Total distributions	(0.40)	(0.21)	(0.20)	(0.14)		(0.31)

Proceeds from redemption fees collected (Note 2)	—	—	—	—		0.00 (a)

Net asset value at end of year	$11.57	$11.10	$11.49	$11.58		$11.64

Total return (b)	7.95%	(1.62%)	0.98%	0.71%		1.83%

Ratios and supplemental data:
Net assets at end of year (000’s)	$67,445	$64,201	$119,904	$128,167		$107,993

Ratio of total expenses to average net assets	0.88%	0.79%	0.77%	0.78%		0.79%

Ratio of net investment income to average net assets	3.16%	1.63%	1.26%	1.22%		1.39%

Portfolio turnover rate	10%	18%	1%	6%		23%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

CM Advisors Family of Funds

Notes to Financial Statements
February 28, 2017

1. Organization

CM Advisors Fund, CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a separate diversified no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

CM Advisors Fund commenced operations on May 13, 2003. The investment objective of the Fund is long-term growth of capital.

CM Advisors Small Cap Value Fund commenced operations on April 15, 2011. The investment objective of the Fund is long-term growth of capital.

CM Advisors Fixed Income Fund commenced operations on March 24, 2006. The investment objective of the Fund is to preserve capital and maximize total return.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Fixed income securities are typically valued based on prices provided by an independent pricing service. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

valued at fair value as determined in good faith under policies approved by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Rights and warrants held by CM Advisors Fund and warrants held by CM Advisors Small Cap Value Fund are classified as Level 2 because they trade infrequently or are not actively traded on an exchange. Corporate bonds and U.S. Government obligations held by CM Advisors Fixed Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2017 by security type:

CM Advisors Fund
	Level 1	Level 2		Level 3	Total
Common Stocks	$64,756,855	$—		$—	$64,756,855
Exchange-Traded Funds	6,830,849	—		—	6,830,849
Rights	—	0	*	—	0
Warrants	—	0	*	—	0
Money Market Funds	930,955	—		—	930,955
Total	$72,518,659	$0		$—	$72,518,659

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

CM Advisors Small Cap Value Fund
	Level 1	Level 2		Level 3	Total
Common Stocks	$47,367,324	$—		$—	$47,367,324
Exchange-Traded Funds	1,605,075	—		—	1,605,075
Warrants	—	0	*	—	0
Money Market Funds	1,788,891	—		—	1,788,891
Total	$50,761,290	$0		$—	$50,761,290

CM Advisors Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$32,491,849	$—	$32,491,849
U.S. Government Obligations	—	24,479,914	—	24,479,914
Money Market Funds	9,868,063	—	—	9,868,063
Total	$9,868,063	$56,971,763	$—	$66,839,826

*	CM Advisors Fund holds Rights and Warrants which have been fair valued at $0 and CM Advisors Small Cap Value Fund holds Warrants which have been fair valued at $0.

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of February 28, 2017, the Funds did not have any transfers into and out of any Level. The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of February 28, 2017. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation and Redemption Fees – The net asset value per share of each Fund is calculated on each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of CM Advisors Fund and CM Advisors Small Cap Value Fund are subject to a redemption fee of 1%, payable to the applicable Fund, if redeemed within 180 days of the date of purchase. No redemption fee, however, will be imposed on the exchange of shares of CM Advisors Fund or CM Advisors Small Cap Value Fund for shares of another Fund. Shares of CM Advisors Fixed Income Fund are not subject to a redemption fee.

During the years ended February 28, 2017 and February 29, 2016, proceeds from redemption fees were as follows:

	Year Ended February 28, 2017	Year Ended February 29, 2016
CM Advisors Fund	$1,539	$2,380
CM Advisors Small Cap Value	$8,045	$28,628

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Realized gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – The Funds bear expenses incurred specifically on their behalf as well as a portion of general Trust expenses, which are allocated according to methods authorized by the Board of Trustees.

Dividends and Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from net realized capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended February 28, 2017 and February 29, 2016 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Fund
February 28, 2017	$257,914	$—	$257,914
February 29, 2016	$277,426	$—	$277,426
CM Advisors Small Cap Value Fund
February 28, 2017	$513,274	$—	$513,274
February 29, 2016	$234,418	$—	$234,418
CM Advisors Fixed Income Fund
February 28, 2017	$2,160,060	$105,057	$2,265,117
February 29, 2016	$1,602,496	$114,412	$1,716,908

On March 31, 2017, CM Advisors Fixed Income Fund paid an ordinary income dividend of $0.0849 per share to shareholders of record on March 30, 2017.

Option Transactions – CM Advisors Fund and CM Advisors Small Cap Value Fund may purchase and write put and call options on securities or stock indices. The Funds may write a call or put option only if the option is “covered” by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by a Fund obligates the Fund to make a cash payment to the holder of the option if the option is

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. Writing covered call options provides the Funds with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. By purchasing a put option on an individual stock, the Funds could hedge the risk of a devaluation of that individual stock. By purchasing a put option on a stock index, the Funds could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Funds. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. By purchasing a call option on a stock index, the Funds would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Funds would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.

There were no option transactions by either Fund during the year ended February 28, 2017.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Income Tax

Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of February 28, 2017:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Tax cost of portfolio investments	$66,665,785	$45,562,306	$64,014,695
Gross unrealized appreciation	$18,715,188	$11,703,644	$2,839,336
Gross unrealized depreciation	(12,862,314)	(6,504,660)	(14,205)
Net unrealized appreciation	5,852,874	5,198,984	2,825,131
Undistributed ordinary income	384,466	—	324,148
Undistributed long-term capital gains	—	—	48,728
Accumulated capital and other losses	(23,322,833)	(1,797,434)	(40)
Accumulated earnings (deficit)	$(17,085,493)	$3,401,550	$3,197,967

The difference between the federal income tax cost of portfolio investments and the financial statement cost for CM Advisors Fund and CM Advisors Small Cap Value Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and holdings classified as passive foreign investment companies (PFICs).

For the year ended February 28, 2017, CM Advisors Fund reclassified $666,282 of realized capital gains against accumulated net investment loss on the Statement of Assets and Liabilities; CM Advisors Small Cap Value Fund reclassified $188,992 of realized capital losses against accumulated net investment loss and $70 of net investment loss against paid-in-capital on the Statement of Assets and Liabilities; and CM Advisors Fixed Income Fund reclassified $142 of realized capital losses against accumulated net investment income on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax requirements, have no effect on the Funds’ net assets or net asset value per share.

As of February 28, 2017, CM Advisors Fund and CM Advisors Small Cap Value Fund had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	CM Advisors Fund	CM Advisors Small Cap Value Fund
Expires February 28, 2018 - short-term	$18,385,708	$—
No expiration - short-term	4,699,088	1,232,284
No expiration - long-term	—	179,028
	$23,084,796	$1,411,312

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses realized after February 28, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

prior to the Act, pre-enactment net capital losses may be carried forward for eight years and are treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, CM Advisors Fund’s pre-enactment capital loss carryforwards (expiring February 28, 2018) are more likely to expire unused.

Net qualified late year losses include Late Year Ordinary Losses (incurred after December 31, 2016 and within the taxable year) and Post-October Capital Losses (incurred after October 31, 2016 and within the taxable year), and are deemed to arise on the first day of the Funds’ next taxable year. For the year ended February 28, 2017, the Funds intend to defer to March 1, 2017 for federal tax purposes qualified late year losses as follows:

	Late Year Ordinary Losses	Post-October Capital Losses
CM Advisors Fund	$238,037	$—
CM Advisors Small Cap Value Fund	$386,122	$—
CM Advisors Fixed Income Fund	$—	$40

The Funds’ CLCFs, late year ordinary losses and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2014 through February 28, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the year ended February 28, 2017, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government obligations, were as follows:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Cost of purchases of investment securities	$11,714,872	$12,235,972	$6,008,842
Proceeds from sales and maturities of investment securities	$25,843,902	$12,313,716	$15,079,772

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund pays a monthly advisory fee to Van Den Berg Management I, Inc. (the “Advisor”) based upon its average daily net assets and calculated at the annual rate of 1.00% for each of CM Advisors Fund and CM Advisors Small Cap Value Fund and 0.50% for CM Advisors Fixed Income Fund. The Advisor has entered into agreements (the “Expense Limitation Agreements”) with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, acquired fund fees and expenses, and amounts, if any, payable pursuant to a Rule 12b-1 plan) to not more than 1.50% of the average daily net assets of each of CM Advisors Fund and CM Advisors Fixed Income Fund and not more than 1.25% of the average daily net assets of CM Advisors Small Cap Value Fund, each until July 1, 2018. There can be no assurance that the Expense Limitation Agreements will continue beyond July 1, 2018. During the year ended February 28, 2017, with respect to CM Advisors Small Cap Value Fund, the Advisor waived $93,831 of its investment advisory fees. These fees are not subject to recapture in future periods. During the year ended February 28, 2017, there were no advisory fees waived or expenses reimbursed by the Advisor with respect to CM Advisors Fund and CM Advisors Fixed Income Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for its services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”).

Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives compensation from the Funds for such services.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives an annual retainer of $10,000, paid quarterly; a fee of $2,000 per Fund for attendance at each in-person meeting of the Board of Trustees; and a fee of $500 per Fund for attendance at each telephonic meeting of the Board of Trustees. The Funds reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

6. Borrowing Costs

From time to time, a Fund may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Fund will incur borrowing costs charged by the custodian. Accordingly, during the year ended February 28, 2017, CM Advisors Fund incurred $1,074 of borrowing costs charged by the custodian.

7. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or certain companies within the sector, while having little or no impact on other sectors or other companies within the sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of February 28, 2017, CM Advisors Fund had 27.5% of the value of its net assets invested in stocks and exchange-traded funds within the Energy sector and CM Advisors Small Cap Value Fund had 28.9% and 38.3% of the value of its nets assets invested in stocks and exchange-traded funds within the Energy and Industrials sectors, respectively.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisors Family of Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CM Advisors Family of Funds
and the Shareholders of CM Advisors Fund, CM Advisors Small Cap Value Fund,
and CM Advisors Fixed Income Fund

We have audited the accompanying statements of assets and liabilities of CM Advisors Fund, CM Advisors Small Cap Value Fund, and CM Advisors Fixed Income Fund, each a series of shares of beneficial interest in CM Advisors Family of Funds (the “Funds”), including the schedules of investments, as of February 28, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CM Advisors Fund, CM Advisors Small Cap Value Fund, and CM Advisors Fixed Income Fund as of February 28, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 28, 2017

CM Advisors Family of Funds

About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2016) and held until the end of the period (February 28, 2017).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of shares of CM Advisors Fund and CM Advisors Small Cap Value Fund within 180 days of the date of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CM Advisors Family of Funds

About Your Funds’ Expenses (Unaudited) (Continued)

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
CM Advisors Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,134.70	1.39%	$ 7.36
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,017.90	1.39%	$ 6.95

CM Advisors Small Cap Value Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,181.70	1.25%	$ 6.76
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26

CM Advisors Fixed Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,021.10	0.88%	$ 4.41
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.43	0.88%	$ 4.41

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Family of Funds

Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Funds during the year ended February 28, 2017. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. CM Advisors Fund intends to designate up to a maximum amount of its ordinary income dividends of $257,914 as taxed at the maximum rate of 23.8%. CM Advisors Small Cap Value Fund intends to designate up to maximum amount of its ordinary income dividends of $513,274 as taxed as the maximum rate of 23.8%. CM Advisors Fixed Income Fund intends to designate up to a maximum amount of its long-term capital gain distributions of $105,057 and ordinary income dividends of $2,160,060 as taxed at the maximum rate of 23.8%. As required by federal regulations, complete information was computed and reported in conjunction with your 2016 Form 1099-DIV.

CM Advisors Family of Funds

Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Brian R. Bruce 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1955	Trustee	Since 5/2003	Mr. Bruce has been Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007.	3	From 2007-2013, Mr. Bruce served as an independent trustee of six series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	3	None
Richard M. Lewis 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Evolve Cellular Inc. (previously Worldcall Interconnect Inc.) since 2012. Prior to June 2012, he was the Chief Financial Officer of Worldcall Inc., a voice over internet protocol telecom company. Mr. Lewis has also been Chief Financial Officer of USFon Inc., a non-profit telecommunication and information services company, since July 2012.	3	None
A. Zorel Paritzky, M.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1942	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	3	None
William R. Reichenstein, Ph.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1952	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate.	3	Dr. Reichenstein serves as an independent trustee of three series of the Epiphany Funds, a registered management investment company.

CM Advisors Family of Funds

Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Interested Trustees* and Executive Officers
Arnold Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1939	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder, Chief Executive Officer, Co-Chief Investment Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. He has been a portfolio manager for the Advisor since 1974.	3	None
James D. Brilliant** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	3	None
Scott Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Trustee, Secretary Chief Compliance Officer	Since 5/2003 Since 1/2016	Mr. Van Den Berg is President, Chief Operating Officer, Chief Compliance Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	3	None
Aaron S. Buckholtz 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1963	Trustee	Since 5/2003	Mr. Buckholtz is Executive Vice President, Senior Trader and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a Chartered Financial Analyst (CFA).	3	None

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg and the brother-in-law of Scott Van Den Berg.

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for the CM Advisors Fund (the “Advisors Fund”), the CM Advisors Fixed Income Fund (the “Fixed Income Fund”) and the CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”) for an additional annual term. Approval took place at an in-person meeting held on February 13, 2017, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust’s president, secretary, treasurer, chief compliance officer, principal executive officer, and principal financial officer are employees of the Advisor, and serve the Trust without additional compensation from the Advisors Fund, the Fixed Income Fund or the Small Cap Value Fund. After reviewing the foregoing information and further information in the Advisor Memorandum (e.g., descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund.

The investment performance of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and the Advisor. In this regard, the Board compared the performance of each of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the performance of its respective benchmark index, comparable funds managed by other advisors and comparable peer group indices. The Board noted that although the performance of the Advisors Fund and the Small Cap Value Fund outperformed their benchmarks for the calendar year ended December 31, 2016, the performance of the Funds had significantly lagged the performance of their benchmarks for the five-year, ten-year and since inception periods. The Board further noted that the Advisor had satisfactorily explained the reasons for the long-term underperformance, including the impact of each Fund’s sector allocations. As for the Fixed Income Fund, the Board noted that the performance of the Fund outperformed its benchmark for the calendar year ended December 31, 2016 and the ten-year and since inceptions periods through December 31, 2016. The Board also considered the consistency of the Advisor’s management of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with each Fund’s investment objective and policies. Furthermore, the Board noted that, while the Funds had underperformed their respective benchmarks over the long-term, the Advisor had reasonably demonstrated that it followed reasoned, logical processes in selecting investments for the Funds and presented a solid analysis to back-up the positions that

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

had been taken and the Advisor’s belief that such positions continued to have strong upside potential in the longer term. Following discussion of the short- and long-term investment performance of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and each Fund’s Morningstar ratings, the Advisor’s experience in managing each Fund and separate accounts, the Advisor’s good historical investment performance and other factors, the Board concluded that the investment performance of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and the Advisor has been acceptable.

The costs of the services provided and profits realized by the Advisor from its relationship with the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund by the Advisor and by the principals of the Advisor; the asset levels of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the Advisor’s previous payment of startup costs for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the overall expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the Advisor’s estimated costs in managing the Funds and the corresponding profitability to the Advisor of managing each Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Advisors Fund, the Fixed Income Fund or the Small Cap Value Fund. The Board discussed the Expense Limitation Agreements of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the Advisor, and considered the Advisor’s current and past fee waivers and expense reimbursements with respect to the Small Cap Value Fund and the past fee waivers and expense reimbursements with respect to the Advisors Fund and the Fixed Income Fund under the Expense Limitation Agreements. The Board further took into account that the Advisor has represented that it intends to continue the Expense Limitation Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund until at least July 1, 2018.

The Board also considered potential benefits to the Advisor in managing the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund, including promotion of the Advisor’s name, the ability of the Advisor to place small accounts into each Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Funds. The Board compared the fees and expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund (including each Fund’s management fee) to a peer group of other funds comparable to each Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the management fee and net expense ratio of the Advisors Fund are each higher than, but within a reasonable range of, the median and average of the true no-load funds within its peer group, bearing in mind that the Fund was smaller in size than its peer group average and median. The Board noted that the Small Cap Value Fund’s management fee and net expense ratio are higher than, but within a reasonable range of, the median and average of the true no-load funds within its peer group, bearing in mind that the Fund was smaller in size than its peer group average and median. The Board noted that the Fixed Income Fund’s management fee and net expense ratio are higher than, but within a reasonable range of, the median and average of the true no-load funds within its peer group, bearing in mind that the Fund was smaller in size

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

than its peer group average and median. The Board also compared the fees paid by each Fund to the fees paid by other clients of the Advisor, and bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, noted that the fee structures applicable to the Advisor’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by each Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the profit realized by the Advisor in connection with the management of the Funds is not unreasonable, and that the management fees paid to the Advisor by the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund are each fair and reasonable.

The extent to which economies of scale would be realized as the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that the fee arrangements of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the Advisor each involve both a management fee and an Expense Limitation Agreement. In connection with the Advisors Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement and from voluntary fee waivers by the Advisor and the reduction in the Fund’s advisory fee that became effective February 1, 2012. In addition, the Board noted that the Advisors Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. As to the Fixed Income Fund, the Board determined that, although the Fund’s assets have grown to a level where the Advisor is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. In connection with the Small Cap Value Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement. In addition, the Board noted that the Small Cap Value Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. Following further discussion of the asset levels of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and expectations for growth and levels of fees, the Board determined that each Fund’s fee arrangement with the Advisor continues to provide benefits through the Expense Limitation Agreements and that, at the Funds’ current and projected asset levels for the next year, each Fund’s arrangements with the Advisor is fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the-counter securities). The Board noted that the fixed income portfolio transactions of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund are normally principal transactions executed in over-the-counter markets on a “net” basis. The Board also considered the historical portfolio turnover rates for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreements was in the best interests of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and their shareholders.

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CM Advisors Fund
CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund
are each a series of
CM Advisors Family of Funds

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares for CM Advisors Fund and CM Advisors Small Cap Value Fund occurring within 180 days following the purchase of such shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:

See Our Web site @ www.cmadvisorsfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard M. Lewis. Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $43,500 and $42,000 with respect to the registrant’s fiscal years ended February 28, 2017 and February 29, 2016, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,450 and $6,000 with respect to the registrant’s fiscal years ended February 28, 2017 and February 29, 2016, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Aggregate non-audit fees of $6,450 and $6,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 28, 2017 and February 29, 2016, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CM Advisors Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 8, 2017

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer and Principal Accounting Officer

Date	May 8, 2017

*	Print the name and title of each signing officer under his or her signature.